SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2021
Accounting Policies [Abstract]
Schedule of Useful Lives of Property Plant and Equipment	The Company generally depreciates its property, plant and equipment over the following periods:

Years
Equipment and furniture	5
Computers and software	2 - 3
Automobiles	5
Leasehold improvements	Lesser of the lease term or estimated useful life

Schedule of Changes in AOCI, Including the Amounts Reclassified to Income

AOCI consisted of foreign currency translation adjustments. The changes in AOCI, including the amounts reclassified to income, were as follows:

Foreign currency
translation and
unrealized gains
(losses), net
of tax
(in thousands)
Balance at December 31, 2019	$62,101
Unrecognized gain on foreign currency translation	1,560
Balance at December 31, 2020	$63,661
Unrecognized loss on foreign currency translation	(3,720)
Less: Gain reclassified from AOCI to income	(6)
Balance at December 31, 2021	$59,935

Summary of the Total Potential Ordinary Shares that were Excluded from the Diluted Per Share Calculation	The following table summarizes the total potential ordinary shares that were excluded from the diluted per share calculation, because their effect was anti-dilutive.

	Years ended December 31,
	2021	2020	2019
	(in thousands)
Anti-dilutive stock options and awards/units outstanding	1,695	1,478	1,335
Total(1)	1,695	1,478	1,335

(1)
Calculated using the treasury stock method, which assumes proceeds are used to reduce the dilutive effect of outstanding stock awards. Assumed proceeds include the unrecognized deferred compensation of share awards, and assumed tax proceeds from excess stock-based compensation deductions. For the years ended December 31, 2021, 2020 and 2019, no potential ordinary shares were dilutive because of the net loss incurred in those years, therefore basic and dilutive earnings per share were the same.